UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-30B-2

                             SHAREHOLDER NEWSLETTER

                             Investment Company Act
                              File number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                 (206) 624-6166
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2006

Date of reporting period: November 20, 2006

                         KAVILCO INCORPORATED NEWSLETTER
                                  NOVEMBER 2006

DIVIDEND DECLARATION
--------------------------------------------------------------------------------
I am pleased to announce that on November 3, 2006, the Board of Directors declared a cash dividend of $75.75 per share. This dividend was paid to shareholders of record as of November 6, 2006. This is about $2.00 higher than last year's dividend. Management and the Board of Directors are constantly monitoring the financial arena to better our returns.

The dividend was payable on November 20, 2006. Your dividend check is enclosed with this newsletter unless you have direct deposit.

HISTORICAL DISTRIBUTION FACTS:
After the 1960 timber sale to ITT Rayonier, Kavilco had a net worth of $22,812,918.

As of 2006, Kavilco has made $41,366,580 in dividend payments. We distributed more than the entire net worth of Kavilco, which has an audited asset base of $37,679,013.

In 1990, shareholders elected to have Kavilco become a registered investment company, which is exempt from the 40% federal income tax. This means we have saved $10,065,900 in corporate taxes. The tax savings are passed on to the shareholder. Since 1990, a person owning 100 shares is $83,883 richer because we are an investment company. An added benefit of being an investment company is that Kavilco is subject to SEC regulations protecting shareholders.

HIGHLIGHTS OF THE ANNUAL MEETING
--------------------------------------------------------------------------------
PRESIDENT'S REPORT
This year's Annual Meeting was represented by 53% of our shareholders, either in person or by proxy. Erma Lawrence opened the meeting with a prayer.

During our 33rd meeting, the announced dividend was $75.75, about $2.00 higher than last year's; paid to shareholders of record as of November 6, 2006 and payable on November 20, 2006.

This year we signed a lease for a small parcel of land near Kasaan Mountain to Alaska Power & Telephone (AP&T) to be used for cellular and broadband service to the Kasaan area. Construction has already begun on developing the site with completion to occur this coming spring 2007.

Also this fall, Full Metal Minerals out of Vancouver, British Columbia, has begun work on their mining claims on the Mt. Andrews site located halfway from Kasaan to Grindall Point on Kasaan Peninsula. The company is leasing Kavilco's double-wide trailer and shop on a year-round basis. They plan to be back to work in March 2007. The scope of their work includes leasing and exploration work on Kavilco's mining claims purchased from Rayonier.

MRV Architects, a Juneau architectural firm, is doing a preliminary evaluation on the repairs and cost estimates for restoring Chief Son-I-Hat's Whale House. Funding for this phase was provided by the Kasaan Haida Heritage Foundation. The preliminary estimate for restoring the Whale House is about $2 million. We continue to research grants and other forms of funding to achieve a complete restoration for this important example of a Kaigani Haida community house.

Kavilco has been asked if we would be interested in selling some of our second-growth timber in the Polk Inlet area. This area has some timber that is around 100 years old. There was no timber market during the time that Rayonier had the timber harvest contract. Today we may have an opportunity in the current timber market to sell. We will be researching this soon. If a timber harvest were to
occur,  it  could  have  an  impact  on  increasing  future  dividends  to   the
shareholders.

ELECTION RESULTS. On the proxy ballot this year were John Campbell, Kenneth Gordon and Louis Jones, Sr. All three incumbent Directors were re-elected with no opposition.
Also on the ballot was the ratification of the selection of Moss Adams LLP as Kavilco's independent public accountants. Votes for: 5,351; against 70; abstain 538.
At the organizational meeting of the Board of Directors following the Annual Meeting all of the incumbent officers were re-elected. Kavilco's Officers are:

Louis A. Thompson, President
Louis Jones, Sr., Vice President
John Campbell, Secretary
Scott Burns, Chief Financial Officer

CFO'S REPORT
--------------------------------------------------------------------------------
Mr. Burns started his discussion where he left off at the last Annual Meeting. The portfolio strategy centered on the diametrically opposed economic forces of inflation (bond prices go down) and economic slowdown (bond prices go up). At the beginning of the year, various governmental indexes would lead one to believe that inflationary pressures were brewing in our economy. Bond investors acted on the news and drove down bond prices. However, our analysis of the economic situation downplayed inflation, but pointed to a mid-year slowdown. Accordingly, we invested $10.7 million in long-dated Treasury bonds.

The inflationary psychology lasted longer than we anticipated. By the end of June, we were sitting on some substantial unrealized losses. Throughout the summer, news on housing and other economic indicators started pointing to an economic slowdown. Bond investors seized on this information and drove bond prices up. We took advantage of the situation and sold all of our Treasury bond positions for a $156,244 capital gain.

So, what does the future hold? There continues to be considerable debate about the path of U.S. growth over the coming year. Optimists (stock investors) argue that the worst of the housing decline is now in the past, and that continued strength in consumer spending will ensure growth throughout 2007. On the other hand, pessimists (usually bond investors) believe that recession risks are still high, as signaled by the inverted yield curve (short-term interest rates higher than long rates) and the probability of further significant weakness in housing. We feel that we may have an answer to this debate early next year.

We have been considering modeling our portfolio after the Alaska Permanent Fund. This would involve more exposure to global stocks and bonds. In addition, there would be a substantial increase in equity investments. We have just started on this endeavor and the economy will play a major role in determining our portfolio strategy.

KAVILCO.COM
--------------------------------------------------------------------------------
It is important for Kavilco to have your most current shareholder contact information and to know who will receive your shares after your death. Kavilco's website, kavilco.com, has frequently requested affidavits and forms in PDF files. You must have Adobe Acrobat 6.0 or better to view the forms and/or print. You may download a freeware copy from the website.

In an effort to keep communication clear and consistent with our shareholders, Kavilco has added a "Frequently Asked Questions" page which answers many shareholder questions and provides links to find additional information. Please call the shareholder toll free number 1-800-786-9574 if you have additional questions or need a form that is not available on the website.

DIRECT DEPOSIT
--------------------------------------------------------------------------------
*Your money is credited to your bank account on the distribution date.

*Access your money the same day by check, ATM or debit card.

*Eliminate the risk of lost or stolen checks.

*Eliminate delays caused by relying on the mail.

*NO COST to sign up or receive Direct Deposit.

*Request  a  Direct Deposit form by calling Kavilco toll free 1-800-786-9574  or
visit our    website and print the form.

ANNUAL AUCTION RAISES $3,300!
--------------------------------------------------------------------------------
ANNUAL DINNER & AUCTION
The 33rd Annual Dinner and Auction was a huge success. Generous Kavilco shareholders and their invited guests enjoyed the dinner at the Cape Fox Lodge where Kasaan Haida Heritage Foundation (KHHF) held its yearly fundraising raffle. Due to the active bidding by generous dinner attendees, KHHF was able to raise $3,300!

Haw aa to our generous donors. A more detailed list of donations and prizewinners will be in the March 2007 Newsletter along with recognition to all who assisted with the raffle and auction to help make it a success.

Please feel free to contact me at the Field Office in Kasaan, 907-542-2214, or toll free at our Seattle office, 800-786-9574.

Sincerely,
/s/Louis A. Thompson
President/CEO